ALLEGIANT FUNDS

                                  EQUITY FUNDS
                               FIXED INCOME FUNDS
                              TAX EXEMPT BOND FUNDS
                               MONEY MARKET FUNDS

           Supplement dated November 23, 2009 to the Prospectuses and
         Statements of Additional Information dated October 1, 2009 for
                           Class A, C, I and T Shares

  This Supplement provides new and additional information beyond that contained in the Prospectuses and Statements of Additional Information and should be read in conjunction with the Prospectuses and
                      Statements of Additional Information.

On November 17, 2009, the Board of Trustees of Allegiant Funds (the "Trust") approved a name change for the Trust to "PNC Funds." As a result, each investment portfolio of the Trust will be renamed as a PNC investment portfolio (the "Name Changes"). As an example, "Allegiant Balanced Allocation Fund" will be renamed "PNC Balanced Allocation Fund." The Name Changes are contingent upon the approval of the shareholders of PNC Funds, Inc. of a reorganization of the investment portfolios of PNC Funds, Inc. into certain investment portfolios of the Trust (the "Reorganization"). The shareholders of PNC Funds, Inc. will consider the approval of the Reorganization at a Special Meeting of Shareholders scheduled for December 15, 2009. If the shareholders of PNC Funds, Inc. approve the Reorganization, the Reorganization and the Name Changes will be effective February 8, 2010.

  Please contact Allegiant Funds at 1-800-622-FUND (3863) for more information.




          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE